                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
RealTrust Asset Corporation

We consent to the use of our reports included herein and to the reference to our firm under the headings "Experts" and "Selected Financial Data of Real Trust Asset Corporation and CMG Funding Corp." in the prospectus.


                                                           KPMG PEAT MARWICK LLP


Salt Lake City, Utah
June 12, 1998